                    AMENDMENT TO FUND PARTICIPATION AGREEMENT



      The Lincoln Life & Annuity Company of New York, Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. hereby amend their Fund Participation Agreement dated as of September 21, 1998, by:

      1. Replacing Schedule A-C of the Agreement with Amended Schedule A-C, attached;

      2. Replacing Schedule D of the Agreement with Amended Schedule D, attached;

      IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to Fund Participation Agreement, to be effective as of October 15, 1999.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK        TEMPLETON VARIABLE PRODUCTS SERIES FUND
By its authorized officer                         By its authorized officer

By:                                               By:
   ----------------------------------------          ----------------------------------------
Name:                                             Name:   Karen L. Skidmore
Title:                                            Title:  Assistant Vice President and
                                                          Assistant Secretary



                                                  FRANKLIN TEMPLETON DISTRIBUTORS, INC.
                                                  By its authorized officer

                                                  By:
                                                     ----------------------------------------
                                                  Name:   Deborah Gatzek
                                                  Title:  Senior Vice President and
                                                          Assistant Secretary

                                  SCHEDULE A-C


         CONTRACTS ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

     ----------------------------------------------------------------------------------------
                                      CONTRACT 1                     CONTRACT 2
     ----------------------------------------------------------------------------------------
      CONTRACT/PRODUCT          SVUL I                         VUL I
       NAME AND TYPE
     ----------------------------------------------------------------------------------------
     REGISTERED (Y/N)           Yes                            Yes
     ----------------------------------------------------------------------------------------
     SEC REGISTRATION           811-08651                      811-08559
     NUMBER --1940 ACT
     ----------------------------------------------------------------------------------------
     REPRESENTATIVE             LN650NY                        LN605NY
     FORM NUMBERS
     ----------------------------------------------------------------------------------------
     SEPARATE ACCOUNT           LLANY Separate                 Lincoln Life & Annuity
     NAME/DATE                  Account R                      Flexible Premium
     ESTABLISHED                                               Variable Life Account M
     ----------------------------------------------------------------------------------------
     SEC REGISTRATION           333-46113                      333-42507
     NUMBER -- 1933 ACT
     ----------------------------------------------------------------------------------------
     TEMPLETON                  TVP - Templeton                TVP - Templeton Asset
     VARIABLE                   International Fund             Allocation Fund -- Class 1
     PRODUCTS SERIES            Class 2- Templeton             Templeton Investment
     FUND ("TVP") -             Investment Counsel, Inc.       Counsel, Inc.
     PORTFOLIOS AND
     CLASSES - ADVISER          TVP - Templeton Stock          TVP - Templeton
                                Fund -- Class 2 -              International Fund -- Class
                                Templeton Investment           1- Templeton Investment
                                Counsel, Inc.                  Counsel, Inc.

                                                               TVP - Templeton Stock
                                                               Fund -- Class 1 -
                                                               Templeton Investment
                                                               Counsel, Inc.
     ----------------------------------------------------------------------------------------

                                   SCHEDULE D


                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS


AIM Capital Appreciation Fund.
AIM Diversified Income Fund
AIM V.I. Growth Fund
AIM V.I. Value Fund
AIM International Equity Fund

Baron Capital Asset Fund

BT Equity 500 Index Fund
BT Small Cap Index Fund
BT EAFE Equity Index Fund

Delaware Emerging Markets Series
Delaware Small Cap Value Series
Delaware Trend Series
Delaware Delchester Series
Delaware Devon Series
Delaware REIT Series

Fidelity VIP Equity-Income Portfolio
Fidelity  VIP II Asset Manager Portfolio
Fidelity VIP II Investment Grade Bond Portfolio
Fidelity VIP II Contrafund -- Service Class
Fidelity VIP III Growth Opportunities -- Service Class

Janus Aspen Balanced Portfolio
Janus Aspen Worldwide Growth Portfolio

Lincoln National Money Market Fund
Lincoln National Bond Fund
Lincoln National Capital Appreciation Fund
Lincoln National Equity-Income Fund
Lincoln National Social Awareness Fund
Lincoln National Global Asset Allocation Fund

MFS Emerging Growth Series
MFS Total Return Series
MFS Utilities Series

                                   SCHEDULE D

                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS



AMT Partners Fund
AMT Mid-cap Growth Fund

OpCap Global Equity Portfolio
OpCap Managed Portfolio